Fidelity Securities Fund - Proxy Voting Results

Fidelity Blue Chip Growth Fund

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.00
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.00
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.00
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.00
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.00
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.00
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.00
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.00
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.00
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.00
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.00
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.00
*Denotes trust-wide proposals and voting results.
PROPOSAL 4
To eliminate a fundamental investment policy of the fund.
	# of Votes	% of Votes
Affirmative	8,372,469,066.92	82.084
Against	934,996,173.45	9.167
Abstain	701,603,524.73	6.879
Broker Non-Votes	190,751,493.80	1.870
TOTAL	10,199,820,258.90	100.00
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	8,479,257,994.98	83.131
Against	827,005,820.66	8.108
Abstain	702,804,949.46	6.891
Broker Non-Votes	190,751,493.80	1.870
TOTAL	10,199,820,258.90	100.00
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	8,404,212,024.08	82.396
Against	897,888,253.90	8.803
Abstain	706,968,487.12	6.931
Broker Non-Votes	190,751,493.80	1.870
TOTAL	10,199,820,258.90	100.00

Fidelity Dividend Growth Fund

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.00
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.00
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.00
	# of Votes	% of Votes
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.00
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.00
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.00
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.00
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.00
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.00
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.00
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.00
	# of Votes	% of Votes
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.00
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.00

*Denotes trust-wide proposals and voting results.

PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	6,644,594,550.80	84.629
Against	514,692,287.86	6.555
Abstain	429,292,880.87	5.468
Broker Non-Votes	262,902,861.30	3.348
TOTAL	7,851,482,580.83	100.00
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	6,574,065,386.51	83.730
Against	575,981,896.06	7.337
Abstain	438,532,436.96	5.585
Broker Non-Votes	262,902,861.30	3.348
TOTAL	7,851,482,580.83	100.00

Fidelity Growth & Income Fund

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.000
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.000
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.000
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.000
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.000
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.000
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.000
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.000
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.000
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.000
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.000
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.000
*Denotes trust-wide proposals and voting results.
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	13,621,560,115.41	84.173
Against	1,088,893,222.48	6.729
Abstain	1,000,267,728.98	6.181
Broker Non-Votes	472,007,570.20	2.917
TOTAL	16,182,728,637.07	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	13,474,564,047.27	83.265
Against	1,224,236,423.59	7.565
Abstain	1,011,920,596.01	6.253
Broker Non-Votes	472,007,570.20	2.917
TOTAL	16,182,728,637.07	100.000

Fidelity Leveraged Company Stock Fund

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.00
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.00
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.00
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.00
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.00
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.00
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.00
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.00
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.00
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.00
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.00
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.00
*Denotes trust-wide proposals and voting results.

Fidelity OTC Portfolio

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.000
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.000
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.000
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.000
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.000
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.000
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.000
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.000
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.000
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.000
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.000
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.000
*Denotes trust-wide proposals and voting results.
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	3,024,573,720.32	81.761
Against	224,378,744.23	6.066
Abstain	390,697,839.35	10.561
Broker Non-Votes	59,634,322.88	1.612
TOTAL	3,699,284,626.78	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	2,998,399,848.87	81.054
Against	248,671,610.71	6.722
Abstain	392,578,844.32	10.612
Broker Non-Votes	59,634,322.88	1.612
TOTAL	3,699,284,626.78	100.000